SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                               AMENDMENT NO. 3 TO

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 1995
                                                 --------------

                           Sirco International Corp.
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             (Exact name of registrant as specified in its charter)


         New York                       0-4465                    13-2511270
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission                IRS Employer
of incorporation)                    File Number)            Identification No.)


  24 Richmond Hill Avenue, Stamford, Connecticut         06901
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:(203) 359-4100
                                                   --------------

1. Item 7, "Financial Statements, Pro Forma Financial Information and Exhibits" is hereby amended to include the following:

    (b) Pro Forma Financial Information

        Sirco International Corp. and Subsidiaries Condensed Consolidated Pro Forma Statement of Operations, Year Ended November 30, 1994 (Unaudited)

        Sirco International Corp. and Subsidiaries Condensed Consolidated Pro Forma Balance Sheet, November 30, 1994

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 13, 1995                     SIRCO INTERNATIONAL CORP.



                                           By: /s/ Joel Dupre
                                              ----------------------------------
                                              Name:  Joel Dupre
                                              Title: Chairman of the
                                                     Board and Chief
                                                     Executive Officer

                   SIRCO INTERNATIONAL CORP. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                               NOVEMBER 30, 1994
                                  (UNAUDITED)

                                                                                    Consolidated
                                         Historical             Proforma              Proforma
                                          Amounts             Adjustments           As Adjusted
                                        ------------          ------------          ------------
Current assets:
    Cash .........................      $    955,869          $     86,000(1)       $  1,041,869
    Accounts receivable, net .....         1,826,400                                   1,826,400
    Inventories ..................         5,213,120            (1,889,000)(2)         3,324,120
    Prepaid expenses .............           326,909                                     326,909
    Other current assets .........           344,020                                     344,020
                                        ------------                                ------------

      Total current assets .......         8,666,318                                   6,863,318
                                        ------------                                ------------

Property, plant and
 equipment, net ..................         1,861,556               (36,000)(1)         1,825,556
Less accumulated depreciation ....        (1,088,524)               36,000(1)         (1,052,524)
                                        ------------                                ------------

                                             773,032                                     773,032
                                        ------------                                ------------

Other assets .....................           211,592                                     211,592

Restrictive covenant .............                                 240,000(3)            240,000

Investments in and advances to
 subsidiary ......................           600,793                                     600,793
                                        ------------          --------------        ------------

      Total assets ...............      $ 10,251,735          ($ 1,563,000)         $  8,688,735
                                        ============          ============          ============

                   SIRCO INTERNATIONAL CORP. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET (CONTINUED)
                               NOVEMBER 30, 1994
                                  (UNAUDITED)

                                                                                    Consolidated
                                         Historical             Proforma              Proforma
                                          Amounts             Adjustments           As Adjusted
                                        ------------          ------------          ------------
Current liabilities:
    Loans payable to financial
     institutions ................      $  2,067,764                                $  2,067,764
    Short-term loan payable to
     related party ...............         1,743,235          ($ 1,700,000)(2)            43,235
    Current maturities of
     long-term debt ..............           448,401                                     448,401
    Accounts payable .............         1,981,945                                   1,981,945
    Accrued expenses .............         1,062,692               100,000(5)          1,162,692
                                        ------------                                ------------
      Total current liabilities ..         7,304,037                                   5,704,037
                                        ------------                                ------------
Long-term debt, less current
 maturities ......................            49,651                                      49,651
                                        ------------                                ------------
Non-current accrued expenses .....                                 240,000(3)            440,000
                                                                                    ------------
                                                                   200,000(4)
Stockholders' equity:
    Common stock .................           121,520                                     121,520
    Capital in excess of par value         4,027,534                                   4,027,534
    Accumulated deficit ..........          (645,104)               86,000(1)         (1,048,104)
                                                                  (189,000)(2)
                                                                  (200,000)(4)
                                                                  (100,000)(5)
    Treasury stock ...............           (27,500)                                    (27,500)
    Accumulated foreign currency
     translation adjustment ......          (578,403)                                   (578,403)
                                        ------------                                ------------
        Total stockholders' equity         2,898,047                                   2,495,047
                                        ------------          ------------          ------------
        Total liabilities and
         stockholders' equity ....      $ 10,251,735          ($ 1,563,000)         $  8,688,735
                                        ============          ============          ============

Pro Forma Adjustments:
(1) Reflects the proceeds ($86,000) from the sale of certain property and equipment and other assets and the write off of the related fully depreciated property and equipment.
(2) Reflects the disposition of the handbag division inventory (book value $1,889,000) to Bueno of California, Inc., the repayment of related debt ($1,700,000) and a loss on the transaction of $189,000.
(3) Reflects entering into a restrictive covenant payment agreement of $240,000, initial payment due March 1996.
(4) Reflects an accrual of $200,000  for  severance,  initial  payment due March
    1996.
(5) Reflects an accrual of $100,000 for the estimated closing costs of disposition transaction.